                               2000 ANNUAL REPORT




                                  OPPENHEIMER

                                  MULTI-SECTOR
                                  INCOME TRUST

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

DEAR SHAREHOLDER:

We are pleased to present this annual report for Oppenheimer Multi-Sector Income Trust for the reporting period ended October 31, 2000. During the period, the Trust provided a 2.53% average annual total return, which represents dividend income plus the change in value of the underlying bond portfolio. At market value, the Trust's average annual total return was 6.93%, which includes the change in share price on the New York Stock Exchange. The Trust's dividend return was 10.92%.(1)

In light of mixed conditions in the world's various bond markets, we are generally pleased with the Fund's performance over the past 12 months. Our returns were driven primarily by the emerging markets, especially bonds issued by countries in Eastern Europe and Latin America. Conversely, returns from most developed nations' bonds, including corporate bonds in the United States and Europe, lagged because of concerns related to potential inflationary pressures and rising interest rates.

INVESTMENT BREAKDOWN:
OPPENHEIMER MULTI-SECTOR INCOME TRUST
AS OF 10/31/00:(2)

[PIE CHART]

-  Corporate:                   35.0%
-  International:               28.3%
-  Asset-Backed:                19.0%
-  Money Market:                 8.3%
-  U.S. Government:              7.1%
-  Convertible:                  2.3%

The emerging markets in Asia, Latin America and Eastern Europe outperformed the developed markets over the past year. That's primarily because the emerging markets began the fiscal year in the midst of a recovery from their lows of 1998, when the global credit and currency crisis hit these regions' fixed-income markets particularly hard. That recovery continued into 2000 as more developing nations adopted long-awaited market reforms and solidified their economic foundations. In contrast, most developed markets began the period enjoying strong economic growth characterized by productivity improvements and low inflation. These factors were already reflected in their bond markets when the fiscal year began. When robust growth later threatened to rekindle long-dormant inflationary pressures, their bond markets declined from relatively high levels.

In addition, as its economy has slowed, the U.S. market has recently experienced a deterioration of corporate credit quality. Default rates have risen, as has the number of companies receiving credit-rating downgrades from the major bond-rating agencies. As would be expected, this trend was particularly severe among high-yield bond issuers.

We attribute the recent deterioration of credit quality to two primary factors. First, although consumer spending has remained strong, many U.S. businesses have not been able to raise prices to offset higher costs for raw materials. If U.S. companies try to raise prices, they are likely to be undercut by overseas competitors whose exports have benefited from the relative strength of the U.S. dollar. Second, many U.S. companies are encountering greater difficulty obtaining financing as lenders have become more cautious in a slower economy. This is a particularly serious problem for companies that need a regular infusion of cash to complete the capital projects required by their business


BECAUSE OF ONGOING MARKET VOLATILITY, THE TRUST'S RETURNS MAY FLUCTUATE AND MAY BE LESS THAN THE RESULTS SHOWN. For quarterly updates on the Trust's performance, please contact your financial advisor or call us at 1.800.647.7374.

1. Total returns are based on changes in net asset value and market value, respectively, per share from 10/31/99 to 10/30/00 without deducting any sales charges or brokerage costs. Such performance would have been lower if sales charges and brokerage costs were taken into account. Dividend return is determined by annualizing the October 2000 dividend of $0.07 and dividing by the closing market price on the New York Stock Exchange of $7.69 per share on 10/27/00 (payment date). Past performance does not guarantee future results.

2. Portfolio composition is subject to change. Chart is based on total market value of investments.

plans. Fortunately, we have currently focused primarily on industries that tend not to come to the market for refinancing on a regular basis. Our high-yield bond holdings include wireless telecom companies, which comprised the best-performing sector of the high-yield market over the fiscal year.

On the other hand, our U.S. government bonds have been one of the bright spots in the world bond markets over the past year. This is especially true of long-term U.S. Treasury bonds, which have benefited from a federal budget surplus. This is primarily because the government has been using a portion of the budget surplus to buy back higher yielding, seasoned bonds, thereby reducing the available supply of government-guaranteed securities. At the same time, U.S. Treasury bonds have remained in demand by domestic and foreign investors seeking a haven for their assets. As a result, prices of those bonds have remained relatively high.

Our holdings of mortgage-backed securities issued by U.S. government agencies have also provided positive returns, although not nearly as attractive as those produced by U.S. Treasury securities. Mortgage-backed securities' yields have basically been stable over the past 12 months, as a reduction in pre-payment risk--the tendency of homeowners to refinance or repay their mortgages early--generally offset the effects of higher interest rates.

In this environment, we have managed the Trust by generally reducing our exposure to bonds denominated in the euro, and increasing our exposure to the emerging markets. The former strategy was designed to limit our exposure to adverse changes in exchange rates which effect the euro, the new currency of the European Monetary Union. These changes were caused primarily by lackluster economic growth in Europe, as well as by an imbalance in capital flows: European investors have been investing in U.S. markets to a much greater extent than U.S. investors have been investing in European markets.

As for our increased allocation to the emerging markets, we have focused primarily on oil-producing nations such as Russia, Venezuela and Mexico. We believe these nations may benefit from the high price of oil.

In addition, we have continued to use our proprietary quantitative models. These models help us analyze interest-rate, currency and credit trends. Over the past year, the models' interest-rate and currency forecasts have been particularly helpful to the portfolio management team.

Currently, we believe that we are finding very attractive values, in the U.S. high-yield bond market, which we believe has overreacted to recent economic and credit concerns. We believe that the high-yield bond market will begin to rally before default rates actually peak, as was the case after the 1990 recession. In fact, the best high-yield bond market returns of the 1990s occurred as the market recovered in 1991, which was the same year in which default rates peaked.

However, it is important to understand that we manage the Trust for the long term, not just according to prevailing economic and market conditions. Accordingly, we continue to evaluate the way the Trust's assets are allocated among the various regions and sectors of the world's bond markets. Indeed, we believe that participating in such a broad world of opportunity is part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
Oppenheimer Multi-Sector Income Trust

November 21, 2000

STATEMENT OF INVESTMENTS October 31, 2000
Oppenheimer Multi-Sector Income Trust

                                                                                             Principal              Market Value
                                                                                               Amount                See Note 1
                                                                                           -------------            ------------
U.S. GOVERNMENT SECTOR -- 7.0%
U.S. Treasury Bonds:
  6.375%, 8/15/27(1) ..............................................................         $14,000,000             $14,769,734
  STRIPS, 5.99%, 11/15/18(1)(2) ...................................................           1,100,000                 376,043
U.S. Treasury Nts.:
  5.25%, 5/15/04 ..................................................................           2,000,000               1,960,692
  6.50%, 2/15/10 ..................................................................             990,000               1,036,640
                                                                                                                    -----------
Total U.S. Government Sector (Cost $17,712,549)                                                                      18,143,109
                                                                                                                    -----------




CONVERTIBLE SECTOR -- 2.3%
PREFERRED STOCKS -- 2.1%                                                                      Shares
                                                                                           -------------
CGA Group Ltd., Series A(3)(4) ....................................................              48,419               1,210,475
Crown American Realty Trust, 11% Cum., Series A, Non-Vtg. .........................               4,000                 153,000
Dobson Communications Corp.:
  12.25% Sr. Exchangeable, Non-Vtg.(3) ............................................                 696                 617,700
  13% Sr. Exchangeable, Non-Vtg.(3) ...............................................                 363                 331,237
e.spire Communications, Inc., 12.75% Jr. Redeemable,
  Non-Vtg.(3)(4) ..................................................................                 241                  41,874
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B,
  Non-Vtg.(4)(5) ..................................................................               4,000                  66,000
Global Crossing Holdings Ltd., 10.50% Sr. Exchangeable(3) .........................               4,000                 385,000
Intermedia Communications, Inc., 13.50% Exchangeable,
  Series B(3) .....................................................................                 937                 798,792
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable
  Exchangeable, Non-Vtg.(3) .......................................................               3,031                     379
Nextel Communications, Inc., 11.125% Exchangeable, Series E,
  Non-Vtg.(3) .....................................................................                 404                 378,750
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable,
  Non-Vtg.(3) .....................................................................                  25                 225,625
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(3)(4) ..................                 271                 215,784
Sovereign Real Estate Investment Trust,
  12% Non-Cum., Series A(6) .......................................................               5,750                 506,000
XO Communications, Inc.:
  13.50%, Series B(3) .............................................................                 267                 200,918
  14% Cum. Sr. Exchangeable Redeemable(3) .........................................               9,832                 400,654
                                                                                                                    -----------
                                                                                                                      5,532,188
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                                                   Market Value
                                                                                              Units                 See Note 1
                                                                                          --------------           ------------
RIGHTS, WARRANTS AND CERTIFICATES -- 0.2%
Becker Gaming, Inc. Wts., Exp. 11/15/00(4) ........................................              25,000               $      --
CellNet Data Systems, Inc. Wts., Exp. 10/1/07(6) ..................................                 404                     252
CGA Group Ltd. Wts., Exp. 6/16/07(4) ..............................................              32,000                   9,600
Clearnet Communications, Inc. Wts., Exp. 9/15/05 ..................................                 330                  10,826
Concentric Network Corp. Wts., Exp. 12/15/07(4) ...................................                 600                 258,225
Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08 ................................                 800                      --
e.spire Communications, Inc. Wts., Exp. 11/1/05(4) ................................                 700                   2,522
Equinix, Inc. Wts., Exp. 12/1/07(4) ...............................................                 400                  60,050
FirstWorld Communications, Inc. Wts., Exp. 4/15/08(6) .............................                 500                   5,500
Gothic Energy Corp. Wts.:
  Exp. 1/23/03 ....................................................................               6,053                      --
  Exp. 1/23/03(4) .................................................................               3,455                      35
  Exp. 9/1/04 .....................................................................              10,150                      --
ICG Communications, Inc. Wts., Exp. 9/15/05 .......................................               4,125                     547
In-Flight Phone Corp. Wts., Exp. 8/31/02 ..........................................                 900                      --
Insilco Corp. Wts., Exp. 8/15/07(4) ...............................................                 720                     720
KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(4) ..................................                 920                   1,898
Leap Wireless International, Inc., Wts., Exp. 4/15/10(4) ..........................                 400                   4,450
Long Distance International, Inc. Wts., Exp. 4/13/08(4) ...........................                 400                      40
Loral Space & Communications Ltd. Wts., Exp. 1/15/07(4) ...........................                 975                   5,058
Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(4) .................................                 700                     394
Pathmark Stores, Inc. Wts., Exp. 9/19/10 ..........................................               6,738                  30,321
Protection One Alarm Monitoring, Inc. Wts., Exp. 6/30/05(4) .......................               6,400                     640
Republic Technologies International LLC Wts., Exp. 7/15/09(4) .....................                 200                       2
WAM!NET, Inc. Wts., Exp. 3/1/05(4) ................................................               1,500                  17,625
                                                                                                                    -----------
                                                                                                                        408,705
                                                                                                                    -----------
Total Convertible Sector (Cost $7,035,644)                                                                            5,940,893
                                                                                                                    -----------


CORPORATE SECTOR -- 34.7%
COMMON STOCKS -- 0.1%                                                                        Shares
                                                                                          --------------
Capital Gaming International, Inc.(5) .............................................                  18                      --
OpTel, Inc., Non-Vtg.(4)(5) .......................................................                 815                       8
Pathmark Stores, Inc.(5) ..........................................................               9,526                 149,439
Purina Mills, Inc.(5) .............................................................               2,094                  15,705
Star Gas Partners LP ..............................................................                 220                   3,671
WRC Media Corp.(4)(5) .............................................................                 676                       7
                                                                                                                    -----------
                                                                                                                        168,830
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
CORPORATE BONDS AND NOTES -- 33.5%
Aerospace/Defense -- 0.7%
BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08............................        $    500,000              $  492,500
Constellation Finance LLC, 9.80% Airline Receivable Asset-Backed
  Nts., Series 1997-1, Cl. 1, 1/1/01(4)............................................             500,000                 485,000
Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts.,
  Series B, 9/30/08................................................................             800,000                 732,000
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06.........................             250,000                 187,500
                                                                                                                    -----------
                                                                                                                      1,897,000
                                                                                                                    -----------
Chemicals -- 1.2%
Georgia Gulf Corp., 10.375% Sr. Unsec. Sub. Nts., 11/1/07..........................             325,000                 320,125
Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr.
  Unsec. Disc. Nts., 13.08%, 12/31/09(2)...........................................           1,150,000                 345,000
Lyondell Chemical Co.:
  9.625% Sr. Sec. Nts., Series A, 5/1/07...........................................             250,000                 243,125
  9.875% Sec. Nts., Series B, 5/1/07...............................................             500,000                 488,750
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07........................             400,000                 182,000
Polymer Group, Inc.:
  8.75% Sr. Sub. Nts., 3/1/08(4)...................................................             500,000                 352,500
  9% Sr. Unsec. Sub. Nts., Series B, 7/1/07........................................             500,000                 357,500
Sterling Chemicals, Inc.:
  11.75% Sr. Unsec. Sub. Nts., 8/15/06.............................................             350,000                 194,250
  12.375% Sr. Sec. Nts., Series B, 7/15/06.........................................             750,000                 723,750
                                                                                                                    -----------
                                                                                                                      3,207,000
                                                                                                                    -----------
Consumer Durables -- 0.2%
Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts.,
  Series B, 5/15/08(4).............................................................             293,000                 273,955
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts.,
  Series B, 11/15/07...............................................................             400,000                 210,000
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08(4).....................             300,000                 100,500
                                                                                                                    -----------
                                                                                                                        584,455
                                                                                                                    -----------
Consumer Non-Durables -- 0.7%
AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08..........................................             600,000                 480,000
Consoltex Group, Inc., 11% Sr. Sub. Nts., Series B, 10/1/03........................             370,000                 264,550
Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts.,
  Series B, 8/1/08(4)(7)...........................................................             400,000                  42,000
Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06...............................             775,000                 569,625

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
Consumer Non-Durables (continued)
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05................................            $400,000             $   390,000
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(7)..................             400,000                  34,000
                                                                                                                    -----------
                                                                                                                      1,780,175
                                                                                                                    -----------
Energy -- 2.6%
Chesapeake Energy Corp., 9.625% Sr. Unsec. Nts., Series B, 5/1/05..................             550,000                 554,812
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07................             600,000                 424,500
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08.................................             400,000                 362,000
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09......................................             600,000                 612,000
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05...................             900,000                 949,500
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08..................             380,000                 218,500
Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07.........................             790,000                 770,250
R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06..................................             400,000                 470,000
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08..................................             600,000                 459,000
RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06........................................             500,000                 571,250
Statia Terminals International NV/Statia Terminals (Canada), Inc.,
  11.75% First Mtg. Nts., Series B, 11/15/03.......................................             200,000                 202,500
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07...................................             535,000                 529,650
Universal Compression Holdings, Inc., 0%/9.875%
  Sr. Disc. Nts., 2/15/08(8).......................................................             700,000                 570,500
                                                                                                                    -----------
                                                                                                                      6,694,462
                                                                                                                    -----------
Financial -- 0.6%
AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05..........................             400,000                 218,000
General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04[GBP]...............             245,000                 357,668
LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/1/07............................             250,000                 267,500
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts.,
  Series B, 4/1/08.................................................................             700,000                 603,750
                                                                                                                    -----------
                                                                                                                      1,446,918
                                                                                                                    -----------
Food & Drug -- 0.5%
Family Restaurants, Inc., 9.75% Sr. Nts., 2/1/02...................................             300,000                  67,500
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07.......................             600,000                 453,000
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07.................................             775,000                 716,875
                                                                                                                    -----------
                                                                                                                      1,237,375
                                                                                                                    -----------
Food/Tobacco -- 0.5%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08..........................             300,000                 229,500
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts.,
  Series B, 12/15/07(4)(8).........................................................             327,000                 245,250
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05........................             650,000                 542,750
SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08.......................             400,000                 362,000
                                                                                                                    -----------
                                                                                                                      1,379,500
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
Forest Products/Containers -- 1.2%
Ball Corp.:
  7.75% Sr. Unsec. Nts., 8/1/06....................................................            $300,000             $   287,250
  8.25% Sr. Unsec. Sub. Nts., 8/1/08...............................................             400,000                 376,000
Gaylord Container Corp., 9.75% Sr. Unsec. Nts., Series B, 6/15/07..................             100,000                  63,500
Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09....................             300,000                 307,500
Riverwood International Corp.:
  10.25% Sr. Nts., 4/1/06..........................................................             600,000                 588,000
  10.625% Sr. Unsec. Nts., 8/1/07..................................................             450,000                 443,250
  10.875% Sr. Sub. Nts., 4/1/08....................................................             400,000                 363,000
SD Warren Co., 14% Unsec. Nts., 12/15/06(3)........................................             556,199                 610,428
                                                                                                                    -----------
                                                                                                                      3,038,928
                                                                                                                    -----------
Gaming/Leisure -- 1.7%
Capital Gaming International, Inc., 11.50% Promissory Nts.,
  8/1/1995(4)(5)(7)................................................................               5,500                      --
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07....................................             435,000                 406,181
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08............................             500,000                 477,500
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07................................             700,000                 704,375
Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts.,
  Series B, 8/1/07.................................................................             750,000                 770,625
Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts.,
  1/1/09...........................................................................             500,000                 490,000
Premier Parks, Inc.:
  0%/10% Sr. Disc. Nts., 4/1/08(8).................................................             500,000                 331,250
  9.25% Sr. Nts., 4/1/06...........................................................             300,000                 277,500
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06.............................             440,000                 407,000
Station Casinos, Inc.:
  9.75% Sr. Sub. Nts., 4/15/07.....................................................             300,000                 301,500
  10.125% Sr. Sub. Nts., 3/15/06...................................................             200,000                 202,000
                                                                                                                    -----------
                                                                                                                      4,367,931
                                                                                                                    -----------
Healthcare -- 1.0%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08(4)....................             600,000                 559,500
ICN Pharmaceutical, Inc., 9.75% Sr. Nts., 11/15/08(6)..............................             415,000                 413,962
Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08..........................             550,000                 363,000
Oxford Health Plans, Inc., 11% Sr. Unsec. Nts., 5/15/05............................             250,000                 273,750
Tenet Healthcare Corp.:
  8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08...................................             250,000                 242,187
  8.625% Sr. Sub. Nts., 1/15/07....................................................             750,000                 750,000
                                                                                                                    -----------
                                                                                                                      2,602,399
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
Housing -- 0.6%
Building Materials Corp. of America, 8.625% Sr. Nts.,
  Series B, 12/15/06...............................................................        $    250,000             $    76,250
D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10....................................             625,000                 591,406
Nortek, Inc.:
  9.125% Sr. Unsec. Nts., Series B, 9/1/07.........................................             420,000                 378,000
  9.25% Sr. Nts., Series B, 3/15/07................................................             600,000                 537,000
                                                                                                                    -----------
                                                                                                                      1,582,656
                                                                                                                    -----------
Information Technology -- 1.7%
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05...............................             400,000                 389,500
EchoStar Broadband Corp., 10.375% Sr. Nts., 10/1/07(6).............................           3,000,000               3,022,500
Fairchild Semiconductor International, Inc., 10.375%
  Sr. Unsec. Nts., 10/1/07.........................................................             500,000                 492,500
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08.............             185,000                 169,737
Flextronics International Ltd., 9.875% Sr. Sub. Nts., 7/1/10(6)....................             400,000                 406,000
                                                                                                                    -----------
                                                                                                                      4,480,237
                                                                                                                    -----------
Manufacturing -- 1.7%
Actuant Corp., 13% Sr. Sub. Nts., 5/1/09(4)........................................             300,000                 295,500
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09............................................             400,000                 340,000
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07.................................             700,000                 227,500
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08.................             350,000                 252,000
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08...................................             700,000                  98,000
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07.................             600,000                 450,000
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07..........................................             800,000                 788,000
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05.............             700,000                 696,500
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08.........................             280,000                  77,000
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B,
  6/15/07..........................................................................             500,000                 447,500
Terex Corp., 8.875% Sr. Unsec. Sub. Nts., 4/1/08(4)................................             100,000                  88,500
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(1)(4)...........................             525,000                 494,813
                                                                                                                    -----------
                                                                                                                      4,255,313
                                                                                                                    -----------
Media/Entertainment: Broadcasting -- 1.0%
Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07..............             700,000                 715,750
Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08..........................             500,000                 402,500
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts.,
  Series B, 3/15/09................................................................             600,000                 558,000
Radio One, Inc., 12% Sr. Sub. Nts., Series B, 5/15/04(9)...........................             700,000                 728,000
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07............................             300,000                 271,500
                                                                                                                    -----------
                                                                                                                      2,675,750
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
Media/Entertainment: Cable/Wireless Video -- 1.3%
Adelphia Communications Corp.:
  8.125% Sr. Nts., Series B, 7/15/03...............................................            $250,000             $   228,750
  8.375% Sr. Nts., Series B, 2/1/08................................................             100,000                  82,500
  9.875% Sr. Nts., Series B, 3/1/07................................................             565,000                 511,325
  10.875% Sr. Unsec. Nts., 10/1/10.................................................             500,000                 470,000
Charter Communications Holdings LLC/Charter Communications
  Holdings Capital Corp.:
  0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(8)........................................             850,000                 496,188
  8.625% Sr. Unsec. Nts., 4/1/09...................................................             500,000                 452,500
Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10..................................             300,000                 249,000
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09.................................             500,000                 493,750
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
  Series B, 2/15/08(8).............................................................             600,000                 369,000
                                                                                                                    -----------
                                                                                                                      3,353,013
                                                                                                                    -----------
Media/Entertainment: Diversified Media -- 0.6%
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11........................             500,000                 237,500
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07...............................             500,000                 492,500
Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08(4)...............             325,000                 242,125
WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp.,
  12.75% Sr. Sub. Nts., 11/15/09...................................................             500,000                 442,500
                                                                                                                    -----------
                                                                                                                      1,414,625
                                                                                                                    -----------
Media/Entertainment: Telecommunications -- 4.1%
Colo.com, Units (each unit consists of $1,000 principal amount of
  13.875% sr. nts., 3/15/10 and one warrant to purchase 19.9718
  shares of common stock at $.01 per share)(6)(10).................................             300,000                 226,500
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07.........................             495,000                 470,250
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts.,
  3/15/08(8).......................................................................             300,000                  85,500
Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07........................................             400,000                 320,000
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08...............................             765,000                 715,275
Focal Communications Corp.:
  0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(8).....................................             100,000                  50,500
  11.875% Sr. Unsec. Nts., Series B, 1/15/10.......................................             600,000                 465,000
Global Crossing Holdings Ltd., 9.625% Sr. Unsec. Nts., 5/15/08.....................             400,000                 384,000
Intermedia Communications, Inc.:
  0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(8)....................................             500,000                 322,500
  8.50% Sr. Nts., Series B, 1/15/08................................................             500,000                 472,500
  8.60% Sr. Unsec. Nts., Series B, 6/1/08..........................................             300,000                 284,250

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------

Media/Entertainment: Telecommunications (continued)
KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc. Nts.,
  2/15/08(8).......................................................................          $  700,000             $    73,500
Level 3 Communications, Inc.:
  0%/10.50% Sr. Disc. Nts., 12/1/08(8).............................................             250,000                 136,250
  9.125% Sr. Unsec. Nts., 5/1/08...................................................             250,000                 203,125
  11% Sr. Unsec. Nts., 3/15/08.....................................................             250,000                 226,250
  11.25% Sr. Unsec. Nts., 3/15/10..................................................             500,000                 452,500
Metromedia Fiber Network, Inc.:
  10% Sr. Nts., 12/15/09...........................................................             250,000                 223,125
  10% Sr. Unsec. Nts., Series B, 11/15/08..........................................             600,000                 534,000
MGC Communications, Inc./Mpower Holding Corp.,
  13% Sr. Unsec. Nts., 4/1/10......................................................             600,000                 339,000
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10.......................             300,000                 280,500
OpTel, Inc., 13% Sr. Nts., Series B, 2/15/05(4)(7).................................             250,000                 156,250
PSINet, Inc.:
  10% Sr. Unsec. Nts., Series B, 2/15/05...........................................             400,000                 193,000
  10.50% Sr. Nts., 12/1/06(6) [EUR]................................................             500,000                 226,733
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10........................................             250,000                 171,250
Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts.,
  Series B, 2/15/10................................................................             400,000                 194,000
Teligent, Inc., 11.50% Sr. Nts., 12/1/07...........................................             200,000                  87,000
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08...................................             500,000                 445,000
Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08........................................             195,000                  98,475
WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(8)................             750,000                 341,250
Williams Communications Group, Inc., 11.875% Sr. Unsec. Nts.,
  8/1/10(6)........................................................................           1,000,000                 892,500
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(6)..........................             300,000                 213,000
XO Communications, Inc.:
  9% Sr. Unsec. Nts., 3/15/08......................................................             250,000                 203,750
  9.625% Sr. Nts., 10/1/07.........................................................             300,000                 253,500
  10.75% Sr. Unsec. Nts., 11/15/08.................................................             450,000                 396,000
  10.75% Sr. Unsec. Nts., 6/1/09...................................................             500,000                 441,250
                                                                                                                    -----------
                                                                                                                     10,577,483
                                                                                                                    -----------
Media/Entertainment: Wireless Communications -- 5.4%
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07.................................             100,000                  54,500
CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc. Nts.,
  10/1/07(4)(5)(7)(8)..............................................................             554,000                   3,463
CFW Communications Co., Units (each unit consists of $1,000
  principal amount of 13% sr. nts., 8/15/10 and one warrant to
  purchase 1.8 shares of common stock at $47.58 per share)(8)(10)..................             500,000                 417,500

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
Media/Entertainment: Wireless Communications (continued)
Crown Castle International Corp.:
  0%/10.375% Sr. Disc. Nts., 5/15/11(8)............................................          $  550,000              $  353,375
  0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(8)....................................             800,000                 612,000
  10.75% Sr. Nts., 8/1/11..........................................................             450,000                 463,500
Exodus Communications, Inc., 11.625% Sr. Nts., 7/15/10(6)..........................           1,250,000               1,162,500
Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10.......................................             600,000                 333,000
Horizon PCS, Inc., Units (each unit consists of $1,000 principal amount of 0%/14% sr. disc. nts., 10/1/10 and one warrant to purchase 12.9 shares of Cl. A common stock at
  $5.88 per share)(6)(8)(10).......................................................           1,000,000                 480,000
ICO Global Communications (Holdings) Ltd., Units (each unit
  consists of $1,000 principal amount of 15% sr. nts., 8/1/05 and one
  warrant to purchase 19.85 shares of common stock)(4)(5)(7)(10)...................             400,000                 240,000
Leap Wireless International, Inc., 12.50% Sr. Nts., 4/15/10........................             400,000                 294,000
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts.,
  6/1/06(8)........................................................................             205,000                 167,075
Nextel Communications, Inc.:
  0%/9.75% Sr. Disc. Nts., 10/31/07(8).............................................             250,000                 191,875
  0%/10.65% Sr. Disc. Nts., 9/15/07(8).............................................             250,000                 201,875
  9.375% Sr. Unsec. Nts., 11/15/09.................................................             750,000                 725,625
Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(6).......................................             200,000                 222,750
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts.,
  8/15/04(4)(7)....................................................................             175,000                  27,125
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(4)(8)...............           1,150,000                 287,500
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(8)..................             900,000                 517,500
Price Communications Wireless, Inc., 11.75% Sr. Sub. Nts., 7/15/07.................             100,000                 107,000
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08......................             700,000                 640,500
SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(8)..................           1,300,000                 968,500
Spectrasite Holdings, Inc.:
  0%/12% Sr. Disc. Nts., 7/15/08(8)................................................             600,000                 394,500
  10.75% Sr. Nts., 3/15/10(8)......................................................             250,000                 231,250
TeleCorp PCS, Inc.:
  0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(8)................................             200,000                 130,000
  10.625% Sr. Unsec. Sub. Nts., 7/15/10............................................             800,000                 802,000
Tritel PCS, Inc., 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(8).................             400,000                 261,000
Triton PCS, Inc., 0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(8).....................             250,000                 190,625
US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B,
  11/1/09(8).......................................................................           1,200,000                 591,000

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
Media/Entertainment: Wireless Communications (continued)
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09......................          $2,611,885             $ 2,807,776
Williams Communications Group, Inc., 10.875% Sr. Unsec. Nts.,
  10/1/09..........................................................................             100,000                  84,750
                                                                                                                    -----------
                                                                                                                     13,964,064
                                                                                                                    -----------
Metals/Minerals -- 1.1%
AK Steel Corp.:
  7.875% Sr. Unsec. Nts., 2/15/09..................................................             500,000                 455,000
  9.125% Sr. Nts., 12/15/06........................................................             400,000                 394,000
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08..................             800,000                 616,000
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03.....................             500,000                 377,500
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(8).....................             500,000                 130,000
Metallurg, Inc., 11% Sr. Nts., 12/1/07.............................................             200,000                 160,000
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09....................             250,000                 108,750
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08...................             600,000                 586,500
Republic Technologies International LLC/RTI Capital Corp., 13.75%
  Sr. Sec. Nts., 7/15/09...........................................................             200,000                  31,250
                                                                                                                    -----------
                                                                                                                      2,859,000
                                                                                                                    -----------
Retail -- 0.5%
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(3)..........................           1,000,000                 507,500
Finlay Enterprises, Inc., 9% Debs., 5/1/08.........................................             500,000                 452,500
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08.................................             300,000                 274,500
                                                                                                                    -----------
                                                                                                                      1,234,500
                                                                                                                    -----------
Service -- 1.0%
Allied Waste North America, Inc.:
  7.625% Sr. Nts., Series B, 1/1/06................................................             250,000                 223,750
  7.875% Sr. Unsec. Nts., Series B, 1/1/09.........................................             200,000                 173,500
  10% Sr. Unsec. Sub. Nts., Series B, 8/1/09.......................................             600,000                 516,000
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(4)(8).........................             150,000                  11,438
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08(4)................................             400,000                 142,500
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07(4).......................             200,000                  90,000
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07.........................................             600,000                 462,000
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09....................             250,000                 228,750
Protection One, Inc., 7.375% Sr. Unsec. Nts., 8/15/05..............................             600,000                 417,000
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09(4)(7)...........................              50,000                     750
United Rentals, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09................             500,000                 412,500
                                                                                                                    -----------
                                                                                                                      2,678,188
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
Transportation -- 2.8%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05...............................          $1,000,000             $   965,000
Amtran, Inc., 10.50% Sr. Nts., 8/1/04..............................................           1,450,000               1,330,375
Atlas Air, Inc.:
  9.25% Sr. Nts., 4/15/08..........................................................             675,000                 666,563
  9.375% Sr. Unsec. Nts., 11/15/06.................................................             800,000                 788,000
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06.................................             600,000                 225,000
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts.,
  8/15/08..........................................................................             610,000                 613,050
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts.,
  6/30/07(8).......................................................................             750,000                 356,250
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D,
  6/15/07..........................................................................             600,000                 477,000
Sea Containers Ltd., 7.875% Sr. Nts., 2/15/08......................................             500,000                 337,500
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04.........................             600,000                 399,000
Transtar Holdings LP/Transtar Capital Corp., 13.375% Sr. Disc. Nts.,
  Series B, 12/15/03...............................................................           1,000,000                 995,000
                                                                                                                    -----------
                                                                                                                      7,152,738
                                                                                                                    -----------
Utility -- 0.8%
Azurix Corp., 10.75% Sr. Unsec. Nts., Series B, 2/15/10............................             300,000                 277,500
CMS Energy Corp., 9.875% Sr. Unsec. Nts., 10/15/07.................................             800,000                 808,374
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11.................             470,000                 496,115
ESI Tractebel Acquisition Corp., 7.99% Sec. Bonds,
  Series B, 12/30/11...............................................................             500,000                 451,965
                                                                                                                    -----------
                                                                                                                      2,033,954
                                                                                                                    -----------
                                                                                                                     86,497,664
                                                                                                                    -----------
LOAN PARTICIPATIONS -- 0.8%
Shoshone Partners Loan Trust Sr. Nts., 8.461%, 4/28/02
  (representing a basket of reference loans and a total return
  swap between Chase Manhattan Bank and the Trust)(4)(9)...........................           2,500,000               1,957,402
                                                                                                                    -----------



STRUCTURED INSTRUMENTS -- 0.3%
Alpha Wind 2000-A Ltd. Nts.:
  11.25%, 5/23/01(4)(9)............................................................             250,000                 250,000
  13.69%, 5/23/01(4)(9)............................................................             400,000                 400,000
                                                                                                                    -----------
                                                                                                                        650,000
                                                                                                                    -----------
Total Corporate Sector (Cost $104,136,358)                                                                           89,273,896
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
INTERNATIONAL SECTOR -- 28.0%
CORPORATE BONDS AND NOTES -- 7.2%
Energy -- 0.6%
Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05..............................      $    1,000,000              $1,020,000
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08..................................             700,000                 598,500
                                                                                                                    -----------
                                                                                                                      1,618,500
                                                                                                                    -----------
Financial -- 0.6%
Bakrie Investindo, Zero Coupon Promissory Nts.,
  3/16/1999(4)(5)(7) [IDR].........................................................       3,160,000,000                  50,641
Eurofima, 7.50% Sr. Unsec. Unsub. Nts., 11/4/02[DEM]...............................             770,000                 346,693
Hanvit Bank:
  0%/12.75% Unsec. Sub. Nts., 3/1/10(6)(8).........................................             765,000                 747,787
  0%/12.75% Unsec. Sub. Nts., 3/1/10(8)............................................             405,000                 395,887
PT Polysindo Eka Perkasa:
  20% Nts., 3/6/01(5)(7) [IDR].....................................................       3,000,000,000                  41,667
  24% Nts., 6/19/03(5)(7) [IDR]....................................................       1,314,400,000                  18,256
                                                                                                                    -----------
                                                                                                                      1,600,931
                                                                                                                    -----------
Food/Tobacco -- 0.2%
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts.,
  11/15/07.........................................................................             565,000                 411,037
                                                                                                                    -----------
Forest Products/Containers -- 0.4%
Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04.....................................             750,000                 444,375
Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts.,
  4/15/05..........................................................................             600,000                 619,500
                                                                                                                    -----------
                                                                                                                      1,063,875
                                                                                                                    -----------
Gaming/Leisure -- 0.3%
Intrawest Corp., 9.75% Sr. Nts., 8/15/08...........................................             800,000                 784,000
                                                                                                                    -----------
Media/Entertainment: Cable/Wireless Video -- 2.3%
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts.,
  12/15/05(8)......................................................................           1,600,000               1,496,000
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(4)...................................             200,000                 175,000
NTL Communications Corp.:
  0%/9.78% Sr. Nts., 11/15/09(6)(8) [EUR]..........................................             750,000                 321,029
  0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(8).................................           1,500,000                 885,000
  9.875% Sr. Unsec. Nts., Series B, 11/15/09[EUR]..................................             500,000                 355,992
  11.50% Sr. Unsec. Nts., Series B, 10/1/08........................................             500,000                 460,000
NTL, Inc., 10% Sr. Nts., Series B, 2/15/07.........................................             550,000                 486,750

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
Media/Entertainment: Cable/Wireless Video (continued)
Telewest Communications plc:
  0%/9.25% Sr. Disc. Nts., 4/15/09(8)..............................................        $    250,000              $  113,125
  0%/9.875% Sr. Nts., 4/15/09(6)(8) [GBP]..........................................             450,000                 280,981
  11% Sr. Disc. Debs., 10/1/07.....................................................             500,000                 437,500
  11.25% Sr. Nts., 11/1/08.........................................................           1,035,000                 905,625
                                                                                                                    -----------
                                                                                                                      5,917,002
                                                                                                                    -----------
Media/Entertainment: Diversified Media -- 0.4%
Imax Corp., 7.875% Sr. Nts., 12/1/05(4)............................................             700,000                 395,500
IPC Magazines Group plc, 0%/10.75% Bonds, 3/15/08(4)(8) [GBP]......................             800,000                 714,433
                                                                                                                    -----------
                                                                                                                      1,109,933
                                                                                                                    -----------
Media/Entertainment: Telecommunications -- 1.8%
360networks, Inc.:
  12% Sr. Unsec. Sub. Nts., 8/1/09.................................................             200,000                 159,000
  13% Sr. Unsec. Nts., 5/1/08[EUR].................................................             600,000                 415,748
COLT Telecom Group plc, 0%/12% Sr. Unsec. Disc. Nts.,
  12/15/06(8)......................................................................           1,000,000                 910,000
FLAG Telecom Holdings Ltd.:
  11.625% Sr. Nts., 3/30/10(4) [EUR]...............................................             200,000                 139,854
  11.625% Sr. Unsec. Nts., 3/30/10.................................................             200,000                 169,000
Global TeleSystems, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06[EUR]....................             500,000                 209,781
Jazztel plc, 13.25% Sr. Unsec. Nts., 12/15/09[EUR].................................           1,250,000                 715,163
RSL Communications plc:
  10.50% Sr. Unsec. Nts., 11/5/08..................................................             500,000                  91,250
  12.875% Sr. Unsec. Nts., 3/1/10..................................................           1,000,000                 205,000
Tele1 Europe BV, 11.875% Sr. Nts., 12/1/09[EUR]....................................             425,000                 300,792
United Pan-Europe Communications NV:
  0%/13.75% Sr. Unsec. Disc. Nts., Series B, 2/1/10(8).............................           1,000,000                 375,000
  10.875% Sr. Nts., 8/1/09[EUR]....................................................             750,000                 483,132
Versatel Telecom International NV:
  11.25% Sr. Nts., 3/30/10(6) [EUR]................................................             400,000                 246,652
  11.875% Sr. Nts., 7/15/09[EUR]...................................................             250,000                 158,925
                                                                                                                    -----------
                                                                                                                      4,579,297
                                                                                                                    -----------
Media/Entertainment: Wireless Communications -- 0.2%
Microcell Telecommunications, Inc., 0%/12% Sr. Unsec. Disc. Nts.,
  6/1/09(8)........................................................................             750,000                 532,500
                                                                                                                    -----------
Metals/Minerals -- 0.1%
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08(4)............             200,000                 145,000
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
Service -- 0.1%
Petroleos Mexicanos Bonds, 9.50%, 9/15/27..........................................          $  157,000             $   159,355
                                                                                                                    -----------
Transportation -- 0.0%
Pacific & Atlantic Holdings, Inc., 10.50% Sec. Nts., 12/31/07(4)...................             122,176                  61,088
                                                                                                                    -----------
Utility -- 0.2%
AES Drax Energy Ltd., 11.50% Sr. Sec. Bonds, 8/30/10(6)............................             600,000                 633,000
                                                                                                                    -----------
                                                                                                                     18,615,518
                                                                                                                    -----------


                                                                                              Shares
                                                                                          --------------
PREFERRED STOCKS -- 0.0%
Pacific & Atlantic Holdings, Inc., 7.50% Cum. Cv., Series A(3)(5)..................              16,406                  90,233
                                                                                                                    -----------




COMMON STOCKS -- 0.4%
COLT Telecom Group plc, ADR(5).....................................................               7,020                 916,988
                                                                                                                    -----------


                                                                                              Units
                                                                                          --------------
RIGHTS, WARRANTS AND CERTIFICATES -- 0.1%
Mexico Value Rts., Exp. 6/30/03....................................................             779,000                      --
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(6)............................               2,800                 161,876
                                                                                                                    -----------
                                                                                                                        161,876
                                                                                                                    -----------


                                                                                           Principal
FOREIGN GOVERNMENT OBLIGATIONS -- 18.0%                                                     Amount
                                                                                         --------------
Argentina -- 1.3%
Argentina (Republic of) Bonds:
  11.375%, 3/15/10.................................................................          $  545,000                 456,437
  11.75%, 6/15/15..................................................................             305,000                 260,165
  12.125%, 2/25/19.................................................................             165,000                 141,075
Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas:
  Series PRO1, 2.735%, 4/1/07(9) [ARP].............................................           2,596,987               1,763,034
  Series PRO2, 6.62%, 4/1/07(3)(9).................................................             227,796                 183,327
Argentina (Republic of) Par Bonds, 6%, 3/31/23(9)..................................             205,000                 134,787
Argentina (Republic of) Unsec. Unsub. Nts., 11.75%, 4/7/09.........................             390,000                 341,250
Buenos Aires (Province of) Bonds, Bonos de Consolidacion
  de Deudas, Series PBA1, 2.735%, 4/1/07(9) [ARP]..................................             134,450                  87,475
                                                                                                                    -----------
                                                                                                                      3,367,550
                                                                                                                    -----------
Belgium -- 0.9%
Belgium (Kingdom of) Bonds, Series 35, 5.75%, 9/28/10[EUR].........................           2,800,000               2,401,759
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
Brazil -- 1.6%
Brazil (Federal Republic of) Bonds:
  12.25%, 3/6/30...................................................................        $    285,000              $  248,805
  12.75%, 1/15/20..................................................................             280,000                 258,300
Brazil (Federal Republic of) Debt Capitalization Bonds,
  8%, 4/15/14......................................................................             123,141                  91,894
Brazil (Federal Republic of) Eligible Interest Bonds,
  7.625%, 4/15/06(9)...............................................................             274,560                 250,536
Brazil (Federal Republic of) Gtd. Disc. Bonds, 7.625%, 4/15/24(9)..................             515,000                 395,262
Brazil (Federal Republic of) Par Bonds, 6%, 4/15/24(9).............................             595,000                 388,981
Brazil (Federal Republic of) Unsec. Unsub. Bonds, 11%, 8/17/40.....................           2,081,400               1,587,068
Brazil (Federal Republic of) Unsub. Bonds, 14.50%, 10/15/09........................             705,000                 751,883
                                                                                                                    -----------
                                                                                                                      3,972,729
                                                                                                                    -----------
Bulgaria -- 0.2%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 7.75%, 7/28/24(9)...................             510,000                 383,775
Bulgaria (Republic of) Front-Loaded Interest Reduction
  Bearer Bonds, Tranche A, 3%, 7/28/12 (9).........................................             145,000                 104,219
                                                                                                                    -----------
                                                                                                                        487,994
                                                                                                                    -----------
Canada -- 0.4%
Canada (Government of) Bonds, Series J24, 10.25%, 2/1/04[CAD]......................           1,500,000               1,106,953
                                                                                                                    -----------
Colombia -- 0.3%
Colombia (Republic of) Bonds, 9.75%, 4/23/09.......................................              93,000                  74,633
Colombia (Republic of) Unsec. Unsub. Bonds, 7.625%, 2/15/07........................             430,000                 326,263
Financiera Energetica Nacional SA Nts., 9.375%, 6/15/06(4).........................             570,000                 451,725
                                                                                                                    -----------
                                                                                                                        852,621
                                                                                                                    -----------
Ecuador -- 0.3%
Ecuador (Republic of) Bonds, 4%, 8/15/30(6)(9).....................................             802,000                 305,161
Ecuador (Republic of) Unsec. Bonds:
  4%, 8/15/30(9)...................................................................             778,000                 296,029
  12%, 11/15/12(6).................................................................             105,000                  71,400
  12%, 11/15/12....................................................................              75,000                  51,000
                                                                                                                    -----------
                                                                                                                        723,590
                                                                                                                    -----------
Finland -- 0.9%
Finland (Republic of) Bonds, 5.75%, 2/23/11[EUR]...................................           2,700,000               2,342,003
                                                                                                                    -----------
France -- 0.6%
France (Government of) Bonds, Obligations Assimilables du Tresor,
  5.50%, 4/25/07[EUR]..............................................................           1,750,000               1,505,683
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
Germany -- 0.4%
Germany (Republic of) Bonds:
  5.375%, 1/4/10[EUR]..............................................................           1,130,000             $   968,515
  Series 95, 6.50%, 10/14/05[EUR]..................................................                 799                     717
                                                                                                                    -----------
                                                                                                                        969,232
                                                                                                                    -----------
Great Britain -- 1.4%
United Kingdom Treasury Bonds, 8%, 6/10/03[GBP]....................................           2,300,000               3,516,841
                                                                                                                    -----------
Greece -- 0.2%
Hellenic (Republic of) Bonds, 8.60%, 3/26/08[GRD]..................................         207,200,000                 597,687
                                                                                                                    -----------
Italy -- 1.0%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
  5.25%, 12/15/05[EUR].............................................................             300,000                 253,339
  5.50%, 11/1/10[EUR]..............................................................           2,800,000               2,370,195
                                                                                                                    -----------
                                                                                                                      2,623,534
                                                                                                                    -----------
Ivory Coast -- 0.0%
Ivory Coast (Government of) Past Due Interest Bonds,
  Series F, 1.90%, 3/29/18(7) [FRF]................................................           4,569,500                  84,877
                                                                                                                    -----------
Japan -- 1.7%
Japan (Government of) Bonds, Series 187, 3.30%, 6/20/06[JPY].......................         429,000,000               4,338,326
                                                                                                                    -----------
Mexico -- 0.7%
United Mexican States Bonds, 11.375%, 9/15/16......................................           1,520,000               1,725,200
                                                                                                                    -----------
Norway -- 0.5%
Norway (Government of) Bonds, 5.50%, 5/15/09[NOK]..................................          11,970,000               1,214,915
                                                                                                                    -----------
Panama -- 0.2%
Panama (Republic of) Bonds, 8.875%, 9/30/27........................................             347,000                 293,215
Panama (Republic of) Interest Reduction Bonds, 4.50%, 7/17/14(9)...................             265,000                 210,675
                                                                                                                    -----------
                                                                                                                        503,890
                                                                                                                    -----------
Peru -- 0.6%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
  3.75%, 3/7/17(9).................................................................           3,090,000               1,645,425
                                                                                                                    -----------
Philippines -- 0.2%
Philippines (Republic of) Nts., 10.625%, 3/16/25...................................             470,000                 359,550
Philippines (Republic of) Unsec. Bonds, 9.875%, 1/15/19............................              85,000                  63,538
                                                                                                                    -----------
                                                                                                                        423,088
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                            Principal              Market Value
                                                                                              Amount                See Note 1
                                                                                          --------------           ------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
Portugal -- 0.1%
Portugal (Republic of) Obrig Do Tes Medio Prazo Unsub. Nts.,
  5.85%, 5/20/10[EUR]..............................................................             305,000             $   263,314
                                                                                                                    -----------
Russia -- 2.6%
Russian Federation Sr. Unsec. Unsub. Nts., 11.75%, 6/10/03.........................             300,000                 287,156
Russian Federation Unsec. Unsub. Nts.:
  8.75%, 7/24/05...................................................................           1,134,000                 893,025
  10%, 6/26/07.....................................................................             160,000                 120,200
  12.75%, 6/24/28..................................................................           3,269,000               2,754,133
Russian Federation Unsub. Nts.:
  2.50%, 3/31/30(9)................................................................           7,028,750               2,655,550
  8.25%, 3/31/10(4)................................................................             110,731                  71,283
                                                                                                                    -----------
                                                                                                                      6,781,347
                                                                                                                    -----------
South Africa -- 0.4%
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10[ZAR]....................           7,860,000                 998,441
                                                                                                                    -----------
Spain -- 0.3%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
  5.15%, 7/30/09[EUR]..............................................................             815,000                 675,127
                                                                                                                    -----------
Turkey -- 0.1%
Turkey (Republic of) Bonds, 11.75%, 6/15/10........................................             254,000                 246,221
                                                                                                                    -----------
Venezuela -- 1.1%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27(11)..................................             737,000                 488,263
Venezuela (Republic of) Collateralized Par Bonds:
  Series W-A, 6.75%, 3/31/20.......................................................           1,310,000                 975,950
  Series W-B, 6.75%, 3/31/20.......................................................             125,000                  93,125
Venezuela (Republic of) Debs., Series DL, 7.875%, 12/18/07(9)......................           1,590,719               1,334,216
                                                                                                                    -----------
                                                                                                                      2,891,554
                                                                                                                    -----------
                                                                                                                     46,259,901
                                                                                                                    -----------
LOAN PARTICIPATIONS -- 0.4%
Algeria (Republic of) Trust III Nts., Tranche 3, 2.387%, 3/4/10(4)(9) [JPY]........         129,496,000                 800,529
Morocco (Kingdom of) Loan Participation Agreement,
  Tranche A, 7.75%, 1/1/09(4)(9)...................................................             363,611                 317,251
                                                                                                                    -----------
                                                                                                                      1,117,780
                                                                                                                    -----------

Oppenheimer Multi-Sector Income Trust

                                                                                              Principal            Market Value
                                                                                                Amount              See Note 1
                                                                                            --------------         ------------
STRUCTURED INSTRUMENTS -- 1.9%
Citibank NA (Nassau Branch), Mexican Nuevo Peso Linked Nts.:
  18.70%, 3/3/03[MXN]..............................................................             6,658,621             $ 662,209
  19.75%, 6/27/02[MXN].............................................................             3,600,000               374,727
  20.90%, 6/23/03[MXN].............................................................             3,540,000               368,740
  21.20%, 6/16/03[MXN].............................................................             7,038,000               735,900
  21.30%, 6/23/03[MXN].............................................................             1,775,000               186,059
Deutsche Bank AG, Mexican Nuevo Peso Linked Nts., Zero Coupon,
  16.38%, 6/20/03(2) [MXN].........................................................             8,452,927               582,639
ING Barings LLC, Zero Coupon USD Russian Equity Linked Nts.,
  4/19/01..........................................................................                 3,400               249,764
Salomon Brothers, Inc., Zero Coupon Brazilian Eligible Interest
  Linked Nts., 11.24%, 4/9/01(9)...................................................             1,380,000             1,075,986
Salomon Smith Barney, Inc. Turkish Lira Linked Nts., 11%, 1/17/01..................               768,000               781,455
                                                                                                                     ----------
                                                                                                                      5,017,479
                                                                                                                     ----------


                                                                Date            Strike          Contracts
                                                              ---------        ---------        ---------
CALL OPTIONS PURCHASED -- 0.0%
European Monetary Unit Call................................    12/5/00            0.937EUR      2,809,500                 2,666
South Korean Won Call......................................   11/28/00           100.00KRW        740,000                   296
                                                                                                                     ----------
                                                                                                                          2,962
                                                                                                                     ----------
Total International Sector (Cost $78,885,491)                                                                        72,182,737
                                                                                                                     ----------

                                                                                             Principal
                                                                                              Amount
                                                                                           --------------
ASSET-BACKED SECTOR -- 18.8%
ASSET-BACKED SECURITIES -- 0.8%
Home Equity Loans -- 0.8%
Asset Backed Securities Corp. Long Beach Home Equity Loan Trust,
  Home Equity Loan Pass-Through Certificates, Series 2000-LB1,
  Cl. M2F, 8.70%, 3/21/29..........................................................           $1,000,000              1,015,625
Principal Residential Mortgage Capital Trust, Collateralized Mtg.
  Obligations, Series 2000-1, Cl. B, 8.27%, 6/20/05(4)(9)..........................            1,000,000              1,000,000
                                                                                                                    -----------
                                                                                                                      2,015,625
                                                                                                                    -----------
GOVERNMENT AGENCY -- 16.1%
FHLMC/FNMA/Sponsored -- 15.6%
Federal Home Loan Mortgage Corp.:
  8%, 11/15/30(12).................................................................            3,500,000              3,547,040
  12%, 5/1/10-10/1/14..............................................................              671,346                737,333

Oppenheimer Multi-Sector Income Trust

                                                                                             Principal              Market Value
                                                                                               Amount                See Note 1
                                                                                           --------------           ------------
FHLMC/FNMA/Sponsored (continued)
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
  Gtd. Multiclass Mtg. Participation Certificates, Series 1331, Cl. Z,
  8%, 4/15/07......................................................................          $ 2,747,594             $ 2,781,940
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
  Investment Conduit Pass-Through Certificates, Series 2054, Cl. TE,
  6.25%, 4/15/24...................................................................              534,000                 506,964
Federal Home Loan Mortgage Corp., Interest-Only Stripped
  Mtg.-Backed Security:
  Series 194, Cl. IO, 9.41%, 4/1/28(13)............................................            1,707,718                 521,388
  Series 197, Cl. IO, 8.85%, 4/1/28(13)............................................            4,242,346               1,288,613
  Series 199, Cl. IO, 21.45%, 8/1/28(13)...........................................           11,792,270               3,696,140
  Series 202, Cl. IO, 10.46%, 4/1/29(13)...........................................            1,965,121                 618,706
Federal National Mortgage Assn.:
  6.50%, 1/1/29....................................................................           10,640,522              10,233,948
  7%, 9/25/29-12/25/29.............................................................            2,998,708               2,938,496
  7.50%, 6/1/10-9/1/29.............................................................           12,275,809              12,266,888
  11%, 7/1/16......................................................................              294,847                 322,849
Federal National Mortgage Assn.,
  Gtd. Mtg. Pass-Through Certificates, 13%, 6/1/15(14).............................              571,091                 652,472
                                                                                                                     -----------
                                                                                                                      40,112,777
                                                                                                                     -----------
GNMA/Guaranteed -- 0.5%
Government National Mortgage Assn.:
  6.75%, 7/20/27...................................................................              246,380                 248,383
  7%, 1/15/28-3/15/28..............................................................              734,133                 723,856
  11%, 10/20/19....................................................................              196,864                 213,598
  12%, 11/20/13-9/20/15............................................................              163,972                 179,704
                                                                                                                     -----------
                                                                                                                       1,365,541
                                                                                                                     -----------
PRIVATE -- 1.9%
Commercial -- 1.6%
Asset Securitization Corp., Commercial Mtg. Pass-Through
  Certificates, Series 1995-MD4, Cl. A5, 7.384%, 8/13/29...........................            1,500,000               1,405,430
Capital Lease Funding Securitization LP, Interest-Only
  Corporate-Backed Pass-Through Certificates, Series 1997-CTL1,
  11.31%, 6/22/24(4)(13)...........................................................           10,345,760                 378,267
Commercial Mortgage Acceptance Corp., Interest-Only
  Stripped Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 33.19%,
  12/25/20(4)(13)..................................................................            9,436,906                 117,961
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
  Certificates, Series 1997-CHL1, Cl. C, 8.125%, 7/25/06(4)(9).....................              800,000                 762,000

Oppenheimer Multi-Sector Income Trust

                                                                                             Principal              Market Value
                                                                                               Amount                See Note 1
                                                                                           --------------           ------------
Commercial (continued)
First Union-Lehman Brothers Commercial Mortgage Trust,
  Commercial Mtg. Pass-Through Certificates, Series 1997-C2, Cl. F,
  7.50%, 9/18/15...................................................................          $   600,000            $    467,437
General Motors Acceptance Corp. Commercial Mortgage Securities,
  Inc., Mtg. Pass-Through Certificates, Interest-Only Stripped
  Mtg.-Backed Security, Series 1997-C1, Cl. X, 8.10%, 7/15/27(13)(14)..............            3,249,847                 243,739
NationsCommercial Corp., NB Commercial Mtg. Pass-Through
  Certificates:
  Series DMC, Cl. B, 8.562%, 8/12/11(4)............................................              400,000                 366,375
  Series DMC, Cl. C, 8.921%, 8/12/11(4)............................................              400,000                 363,625
                                                                                                                    ------------
                                                                                                                       4,104,834
                                                                                                                    ------------
Residential -- 0.3%
Salomon Brothers Mortgage Securities VII, Commercial Mtg.
  Pass-Through Certificates, Series 1996-B, Cl. 1, 7.136%, 4/25/26(4)..............            1,253,087                 832,520
Structured Asset Securities Corp., Multiclass Pass-Through
  Certificates, Series 1999-1, 10%, 8/25/28........................................               22,449                  19,980
                                                                                                                    ------------
                                                                                                                         852,500
                                                                                                                    ------------
                                                                                                                      46,435,652
                                                                                                                    ------------
Total Asset-Backed Sector (Cost $48,450,244)                                                                          48,451,277
                                                                                                                    ------------

MONEY MARKET SECTOR -- 8.2%
Short-Term Notes -- 4.2%
Eaton Corp., 6.70%, 12/11/00.......................................................            6,000,000               5,955,334
Heller Financial, Inc., 6.60%, 2/15/01.............................................            5,000,000               4,902,833
                                                                                                                    ------------
                                                                                                                      10,858,167
                                                                                                                    ------------
Repurchase Agreements -- 4.0%
Repurchase agreement with Deutsche Bank Securities Inc., 6.51%, dated 10/31/00, to be repurchased at $10,351,872 on 11/1/00, collateralized by U.S. Treasury Nts., 6.125%--6.625%,
  7/31/01--8/15/07, with a value of $2,305,649 and U.S. Treasury Bonds,
  3.875%--8.875%, 8/15/17--4/15/29, with a value of $8,285,201.....................           10,350,000              10,350,000
                                                                                                                    ------------
Total Money Market Sector (Cost $21,208,167)                                                                          21,208,167
                                                                                                                    ------------

TOTAL INVESTMENTS, AT VALUE (COST $277,428,453)....................................                 99.0%            255,200,079
                                                                                                   -----            ------------
OTHER ASSETS NET OF LIABILITIES....................................................                  1.0               2,428,666
                                                                                                   -----            ------------
NET ASSETS.........................................................................                100.0%           $257,628,745
                                                                                                   =====            ============

Oppenheimer Multi-Sector Income Trust


Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

          ARP -- Argentine Peso               IDR -- Indonesian Rupiah
          CAD -- Canadian Dollar              JPY -- Japanese Yen
          DEM -- German Mark                  KRW -- South Korean Won
          EUR -- Euro                         MXN -- Mexican Nuevo Peso
          FRF -- French Franc                 NOK -- Norwegian Krone
          GBP -- British Pound Sterling       ZAR -- South African Rand
          GRD -- Greek Drachma

 1. Securities with an aggregate market value of $13,662,665 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

 2. Zero coupon bond reflects the effective yield on the date of purchase.

 3. Interest or dividend is paid in kind.

 4. Identifies issues considered to be illiquid or restricted -- See Note 8 of Notes to Financial Statements.

 5. Non-income-producing security.

 6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,551,083 or 4.48% of the Trust's net assets as of October 31, 2000.

 7. Issuer is in default.

 8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

 9. Represents the current interest rate for a variable or increasing rate security.

10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

11. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                    Principal/Contracts    Expiration         Exercise           Premium        Market Value
                                     Subject to Call/Put      Date              Price            Received        See Note 1
                                    --------------------   ----------         --------           --------       ------------
European Monetary Unit Put              $2,566,500           12/5/00           $0.856            $ 26,692         $67,802
Venezuela (Republic of) Bonds
  9.25%, 9/15/27 Call                          415          11/13/00           68.800%              4,897             261
                                                                                                 --------         -------
                                                                                                 $ 31,589         $68,063
                                                                                                 ========         =======


12. When-issued security to be delivered and settled after October 31, 2000.

13. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

14. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 2000
Oppenheimer Multi-Sector Income Trust


ASSETS
Investments, at value (cost $277,428,453) -- see accompanying statement........................................        $255,200,079
Cash...........................................................................................................             337,984
Unrealized appreciation on foreign currency contracts..........................................................              60,912
Receivables and other assets:
  Investments sold.............................................................................................           5,377,960
  Interest, dividends and principal paydowns...................................................................           5,069,010
  Closed foreign currency contracts............................................................................              26,498
  Other........................................................................................................              16,617
                                                                                                                       ------------
    Total assets...............................................................................................         266,089,060
                                                                                                                       ------------
LIABILITIES
Unrealized depreciation on foreign currency contracts..........................................................              49,367
Options written, at value (premiums received $31,589) -- see accompanying statement............................              68,063
Payables and other liabilities:
  Investments purchased (including $3,546,521 purchased on a when-issued basis)................................           7,786,251
  Daily variation on futures contracts.........................................................................             166,152
  Trustees' compensation.......................................................................................             136,855
  Dividends....................................................................................................             128,085
  Management and administrative fees...........................................................................              11,294
  Other........................................................................................................             114,248
                                                                                                                       ------------
    Total liabilities..........................................................................................           8,460,315
                                                                                                                       ------------
NET ASSETS.....................................................................................................        $257,628,745
                                                                                                                       ============
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest.....................................................................        $    291,161
Additional paid-in capital.....................................................................................         307,440,476
Overdistributed net investment income..........................................................................            (297,342)
Accumulated net realized loss on investments and foreign currency transactions.................................         (27,734,618)
Net unrealized depreciation on investments and translation of assets and liabilities
  denominated in foreign currencies............................................................................         (22,070,932)
                                                                                                                       ------------
NET ASSETS -- applicable to 29,116,068 shares of beneficial interest outstanding...............................        $257,628,745
                                                                                                                       ============
NET ASSET VALUE PER SHARE......................................................................................               $8.85
                                                                                                                              =====

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 2000
Oppenheimer Multi-Sector Income Trust

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $18,194).........................................................        $ 26,536,943
Dividends (net of foreign withholding taxes of $70)............................................................             737,697
                                                                                                                       ------------
    Total income...............................................................................................          27,274,640
                                                                                                                       ------------
EXPENSES
Management fees................................................................................................           1,761,032
Administrative fees............................................................................................             208,080
Shareholder reports............................................................................................              76,788
Custodian fees and expenses....................................................................................              64,702
Transfer agent and accounting services fees....................................................................              46,108
Accounting service fees........................................................................................              24,600
Other..........................................................................................................              90,248
                                                                                                                       ------------
    Total expenses.............................................................................................           2,271,558
Less expenses paid indirectly..................................................................................             (15,245)
                                                                                                                       ------------
    Net expenses...............................................................................................           2,256,313
                                                                                                                       ------------

NET INVESTMENT INCOME..........................................................................................          25,018,327
                                                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments (including premiums on options exercised)........................................................          (5,529,324)
  Closing of futures contracts.................................................................................            (134,909)
  Closing and expiration of option contracts written...........................................................              74,608
  Foreign currency transactions................................................................................          (5,264,512)
                                                                                                                       ------------
    Net realized loss..........................................................................................         (10,854,137)
                                                                                                                       ------------
Net change in unrealized depreciation on:
  Investments .................................................................................................          (5,948,714)
  Translation of assets and liabilities denominated in foreign currencies......................................          (1,309,957)
                                                                                                                       ------------
    Net change.................................................................................................          (7,258,671)
                                                                                                                       ------------
Net realized and unrealized loss...............................................................................         (18,112,808)
                                                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................................        $  6,905,519
                                                                                                                       ============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Multi-Sector Income Trust

                                                                                                     Year Ended October 31,
                                                                                                   2000                   1999
                                                                                                -----------            ----------
OPERATIONS
Net investment income..............................................................             $ 25,018,327           $ 25,280,414
Net realized gain (loss)...........................................................              (10,854,137)           (14,050,016)
Net change in unrealized appreciation (depreciation)...............................               (7,258,671)             1,481,823
                                                                                                ------------           ------------
Net increase in net assets resulting from operations ..............................                6,905,519             12,712,221
                                                                                                ------------           ------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income...............................................              (19,768,847)           (23,438,435)
Distributions from return of capital ..............................................               (4,688,650)                    --
                                                                                                ------------           ------------
NET ASSETS
Total decrease.....................................................................              (17,551,978)           (10,726,214)
Beginning of period................................................................              275,180,723            285,906,937
                                                                                                ------------           ------------
End of period (including overdistributed net investment income
  of $297,342 and $418,568, respectively)..........................................             $257,628,745           $275,180,723
                                                                                                ============           ============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Oppenheimer Multi-Sector Income Trust

                                                                                  Year Ended October 31,
                                                           --------------------------------------------------------------------
                                                             2000          1999           1998           1997            1996
                                                           ---------     ---------      ---------      ---------       --------
PER SHARE OPERATING DATA
Net asset value, beginning of period..................      $9.45          $9.82          $10.61         $10.52          $10.14
                                                            -----          -----          ------         ------          ------
Income (loss) from investment operations:
  Net investment income ..............................        .86            .87             .79            .89             .91
  Net realized and unrealized gain (loss) ............       (.62)          (.43)           (.75)           .08             .37
                                                            -----          -----          ------         ------          ------
    Total income from investment operations ..........        .24            .44             .04            .97            1.28
                                                            -----          -----          ------         ------          ------
Dividend and/or distributions to shareholders:
  Dividends from net investment income ...............       (.68)          (.81)           (.78)          (.88)           (.90)
  Tax return of capital ..............................       (.16)            --            (.05)            --              --
                                                            -----          -----          ------         ------          ------
    Total dividends and/or distributions
      to shareholders ................................       (.84)          (.81)           (.83)          (.88)           (.90)
                                                            -----          -----          ------         ------          ------
Net asset value, end of period .......................      $8.85          $9.45          $ 9.82         $10.61          $10.52
                                                            =====          =====          ======         ======          ======
Market value, end of period ..........................      $7.88          $8.06          $ 9.38         $10.13          $ 9.88
                                                            =====          =====          ======         ======          ======

TOTAL RETURN, AT MARKET VALUE(1) .....................       6.93%         (6.64)%          0.17%         11.40%           7.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .............   $257,629       $275,181        $285,907       $308,972        $306,181
Average net assets (in thousands) ....................   $269,849       $285,213        $304,773       $308,712        $298,496
Ratios to average net assets:(2)
  Net investment income ..............................       9.27%          8.86%           7.56%          8.42%           8.87%
  Expenses, net of indirect expenses .................       0.84%          1.03%           1.01%(3)       0.99%(3)        1.04%(3)
Portfolio turnover rate ..............................        104%           159%            402%           259%            225%

(1) Assumes a $1,000 hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions.

(2) Annualized for periods of less than one full year.

(3) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Oppenheimer Multi-Sector Income Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Multi-Sector Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Trust's investment objective is to seek high current income consistent with preservation of capital. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation -- Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Trust's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Structured Notes -- The Trust invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes' volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of October 31, 2000, the market value of these securities comprised 2.2% of the Trust's net assets and resulted in unrealized losses in the current period of $62,454. The Trust also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by the Trust on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Trust may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Trust maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Trust's net asset value to the extent the Trust makes such purchases while remaining substantially fully invested. As of October 31, 2000, the Trust had entered into net outstanding when-issued or forward commitments of $3,546,521.

In connection with its ability to purchase securities on a when-issued basis, the Trust may enter into mortgage dollar-rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Trust records each dollar-roll as a sale and a new purchase transaction.

Oppenheimer Multi-Sector Income Trust

Security Credit Risk -- The Trust invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Trust may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 2000, securities with an aggregate market value of $699,029, representing 0.27% of the Trust's net assets, were in default.

Foreign Currency Translation -- The accounting records of the Trust are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Repurchase Agreements -- The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes -- The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2000, the Trust had available for federal income tax purposes an unused capital loss carryover as follows:

EXPIRING
--------
2003                           $ 7,982,990
2006                             1,509,541
2007                            11,561,894
2008                             5,450,403

Trustees' Compensation -- The Trust has adopted an unfunded retirement plan for the Trust's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2000, a credit of $66,070 was made for the Trust's projected benefit obligations and payments of $7,859 were made to retired trustees, resulting in an accumulated liability of $131,613 as of October 31, 2000.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Trust. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders,

Oppenheimer Multi-Sector Income Trust

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The Trust adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $4,688,940, a decrease in undistributed net investment income of $439,604, and a decrease in accumulated net realized loss on investments of $5,128,544. Net assets of the Trust were unaffected by the reclassifications. As noted in the Statement of Changes in Net Assets, the Trust realized a tax return of capital of $4,688,650.

Expense Offset Arrangements -- Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other -- Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the year ended October 31, 2000.

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2000, were $257,933,020 and $274,428,757, respectively.

As of October 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $278,030,580 was:

Gross unrealized appreciation                $  4,215,321
Gross unrealized depreciation                 (27,045,823)
                                             ------------
Net unrealized depreciation                  $(22,830,502)
                                             ============

Oppenheimer Multi-Sector Income Trust

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees -- Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for an annual fee of 0.65% of the Trust's average annual net assets.

Administration Fees -- Mitchell Hutchins Asset Management Inc. served as the Trust's Administrator. The Trust paid the Administrator an annual fee of 0.20% of the Trust's average annual net assets. Effective March 11, 2000, Mitchell Hutchins Asset Management Inc. no longer served as the Trust Administrator.

Accounting Fees -- The Manager acts as the accounting agent for the Trust at an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred.

Transfer Agent Fees -- Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Trust. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.


5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Trust may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Trust include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

The Trust may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.


As of October 31, 2000, the Trust had outstanding foreign currency contracts as follows:


                                                         Contract Amount    Valuation as of   Unrealized     Unrealized
CONTRACT DESCRIPTION                   Expiration Date       (000s)        October 31, 2000  Appreciation   Depreciation
--------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
British Pound Sterling (GBP)........ 11/13/00-11/27/00       2,140 GBP       $3,108,738        $ 7,039       $25,972
Canadian Dollar (CAD) ..............          11/30/00       1,710 CAD        1,120,364             --           594
Euro (EUR) .........................          11/20/00       3,090 EUR        2,621,618         21,259            --
Japanese Yen (JPY) .................  11/30/00-9/10/01     321,300 JPY        2,993,013         32,614            --
South African Rand (ZAR) ...........           1/22/01       7,437 ZAR          975,216             --        16,655
                                                                                               -------       -------
                                                                                                60,912        43,221
                                                                                               -------       -------
CONTRACTS TO PURCHASE
----------------------
Japanese Yen (JPY) ................. 12/11/00-12/12/00     289,600 JPY        2,672,189             --         6,146
                                                                                               -------       -------
Total Unrealized Appreciation and Depreciation                                                 $60,912       $49,367
                                                                                               =======       =======

Oppenheimer Multi-Sector Income Trust

6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Trust may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Trust may also buy or write put or call options on these futures contracts.

The Trust generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Trust may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Trust is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Trust each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Trust recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.



As of October 31, 2000, the Trust had outstanding futures contracts as follows:

                                                                                               Valuation
                                                                                                 as of           Unrealized
                                                               Expiration     Number of       October 3l,      Appreciation
CONTRACT DESCRIPTION                                              Date        Contracts          2000         (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
----------------------
Crude Oil ............................................          11/17/00           1,000      $ 2,943,000          $ 24,560
DAX Index ............................................          12/15/00              25          603,830            38,958
Euro-Bundesobligation ................................           12/7/00         100,000          893,879             2,331
Japan (Government of) Bonds, 10 yr. ..................          12/11/00     100,000,000        1,221,174            11,173
Standard & Poor's 500 Index ..........................          12/14/00             250        3,600,500           197,125
United Kingdom Long Gilt .............................          12/27/00         100,000          329,975               349
U.S. Treasury Nts., 2 yr. ............................          12/28/00         200,000       32,420,250            44,859
U.S. Long Bond .......................................          12/19/00         100,000       11,382,188            (5,930)
                                                                                                                   --------
                                                                                                                    313,425
                                                                                                                   --------
CONTRACTS TO SELL
-----------------
New Financial Times Stock Exchange 100 Index .........          12/15/00              10          (94,241)             (726)
NASDAQ 100 Index .....................................          12/14/00             100       (1,980,000)          (26,700)
U.S. Treasury Nts., 10 yr. ...........................          12/19/00         100,000       (4,028,125)          (18,750)
U.S. Treasury Nts., 5 yr. ............................          12/19/00         100,000       (6,444,000)          (56,563)
                                                                                                                   --------
                                                                                                                   (102,739)
                                                                                                                   --------
                                                                                                                   $210,686
                                                                                                                   ========

Oppenheimer Multi-Sector Income Trust

7. OPTION ACTIVITY

The Trust may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Trust generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Trust receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Trust will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Trust gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Trust pays a premium whether or not the option is exercised. The Trust also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


Written option activity for the year ended October 31, 2000 was as follows:

                                                                                     CALL OPTIONS
                                                               -----------------------------------------------------
                                                                  NUMBER OF CONTRACTS             AMOUNT OF PREMIUMS
                                                               ----------------------             ------------------
Options outstanding as of October 31, 1999.................                   --                    $       --
Options written ...........................................          143,001,748                        33,993
Options closed or expired..................................         (143,000,705)                      (20,094)
Options exercised..........................................                 (628)                       (9,002)
                                                                    ------------                    ----------
Options outstanding as of October 31, 2000 ................                  415                    $    4,897
                                                                    ============                    ==========



                                                                                      PUT OPTIONS
                                                               ------------------------------------------------------
                                                                 NUMBER OF CONTRACTS              AMOUNT OF PREMIUMS
                                                               ---------------------              -------------------
Options outstanding as of October 31, 1999 ................            3,388,275                     $  56,100
Options written ...........................................            5,697,205                        71,944
Options closed or expired..................................           (4,018,275)                      (58,882)
Options exercised..........................................           (2,500,705)                      (42,470)
                                                                      ----------                     ---------
Options outstanding as of October 31, 2000 ................            2,566,500                     $  26,692
                                                                      ==========                     =========


Oppenheimer Multi-Sector Income Trust

8. ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2000, was $15,784,530, which represents 6.13% of the Trust's net assets, of which $1,220,075 is considered restricted. Information concerning restricted securities is as follows:


                                                                                         Valuation Per        Unrealized
                                                           Acquisition        Cost         Unit as of        Appreciation
SECURITY                                                       Date         Per Unit    October 31, 2000    (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
-------------------
Becker Gaming, Inc. Wts., Exp. 11/15/00...............        11/18/93       $ 2.00           $ 0.01           $(50,000)
CGA Group Ltd., Series A..............................         6/17/97        25.00            25.00                 --
CGA Group Ltd. Wts., Exp. 6/16/07.....................         6/17/97           --             0.30              9,600

INDEPENDENT AUDITORS' REPORT
Oppenheimer Multi-Sector Income Trust

The Board of Trustees and Shareholders of Oppenheimer Multi-Sector Income Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Multi-Sector Income Trust as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multi-Sector Income Trust as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP


Denver, Colorado
November 21, 2000

FEDERAL INCOME TAX INFORMATION (Unaudited)
Oppenheimer Multi-Sector Income Trust

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 2000. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

Dividends paid by the Trust during the fiscal year ended October 31, 2000, which are not designated as capital gain distributions should be multiplied by 3.73% to arrive at the net amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER MULTI-SECTOR INCOME TRUST

GENERAL INFORMATION CONCERNING THE TRUST

Oppenheimer Multi-Sector Income Trust (the Trust) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. The Trust's secondary investment objective is capital appreciation. In seeking its objectives, the Trust may invest any percentage of its assets in at least three of the following seven fixed-income sectors: U.S. Government, Corporate, International, Asset-Backed, Municipal, Convertible and Money Market. Current income, preservation of capital and, secondarily, possible capital appreciation may be considerations in the allocation of assets among such sectors. The Trust can invest in a number of different kinds of "derivative investments" and can also engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. Although the Trust is not required to invest in any of these types of securities at all times. The investment advisor to the Trust is OppenheimerFunds, Inc. (the Manager).

The Portfolio Managers of the Trust are Arthur Steinmetz and Caleb Wong. Mr. Steinmetz is a Vice President of the Trust and a Senior Vice President of the Advisor and Mr. Wong is an Assistant Vice President of the Advisor. Messrs. Steinmetz and Wong have been the persons principally responsible for the day-to-day management of the Trust's portfolio since February 1, 1999. Prior to February 1999, Mr. Steinmetz served as a portfolio manager and officer of other Oppenheimer funds. Mr. Wong worked on fixed-income quantitative research and risk management for the Advisor since July 1996, prior to which he was enrolled in the Ph.D. program for Economics at the University of Chicago. Other members of the Advisor's fixed-income portfolio department, particularly portfolio analysts, traders and other portfolio managers provide the Trust's Portfolio Managers with support in managing the Trust's portfolio.

Dividend Reinvestment and Cash Purchase Plan--Pursuant to the Trust's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Trust (Shares) not registered in a nominee's name, all dividends and capital gains distributions (Distributions) declared by the Trust will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in a nominee's name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Trust for payment of the Distribution in additional Shares at the greater of the Trust's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent

OPPENHEIMER MULTI-SECTOR INCOME TRUST
General Information Concerning the Trust (Continued)

may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Trust.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee.

Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust. There are no brokerage charges for Shares issued directly by the Trust. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing to the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1.800.647.7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information--The Shares are traded on the NYSE. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "OppenMlti." The Trust's NYSE trading symbol is OMS. Weekly net asset value (NAV) and market price information about the Trust is published each Monday in The Wall Street Journal and each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Bond Funds."

                 (This page has been intentionally left blank.)

OPPENHEIMER MULTI-SECTOR INCOME TRUST

     Officers and Trustees
     Leon Levy, Chairman of the Board of Trustees
     Donald W. Spiro, Vice Chairman of the Board
       of Trustees
     Bridget A. Macaskill, Trustee and President
     Robert G. Galli, Trustee
     Phillip A. Griffiths, Trustee
     Benjamin Lipstein, Trustee
     Elizabeth B. Moynihan, Trustee
     Kenneth A. Randall, Trustee
     Edward V. Regan, Trustee
     Russell S. Reynolds, Jr., Trustee
     Clayton K. Yeutter, Trustee
     Arthur P. Steinmetz, Vice President
     Caleb Wong, Vice President
     Andrew J. Donohue, Secretary
     Brian W. Wixted, Treasurer
     Robert J. Bishop, Assistant Treasurer
     Scott T. Farrar, Assistant Treasurer
     Robert G. Zack, Assistant Secretary

     Investment Advisor
     OppenheimerFunds, Inc.

     Transfer Agent and Registrar
     Shareholder Financial Services, Inc.

     Custodian of Portfolio Securities
     The Bank of New York

     Independent Auditors
     KPMG LLP

     Legal Counsel
     Mayer, Brown & Platt


     For more complete information about Oppenheimer Multi-Sector Income Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

     Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203

     (C) Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


     RA0680.001.1000 Printed on recycled paper